UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2018
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AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-16671	23-3079390
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1300 Morris Drive
Chesterbrook, PA 19087
(Address of principal executive offices, including Zip Code)

(610) 727-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 9, 2018, Tim G. Guttman retired as an executive officer and as Executive Vice President and Chief Financial Officer of AmerisourceBergen Corporation (the “Company”), and the appointment of James F. Cleary, Jr. as his successor became effective.
Mr. Guttman will be employed by the Company through all or a portion of fiscal 2019 under the terms of a transition agreement.  As consideration therefor, Mr. Guttman is eligible to receive $1.21 million, which consists of salary continuation and a lump sum payment.
Mr. Cleary, age 55, has served as an Executive Vice President since joining the Company in March 2015. Prior to becoming Chief Financial Officer on November 9, 2018, he served as Group President, Global Commercialization Services & Animal Health from June 2017 to November 2018, and as President, MWI Veterinary Supply from March 2015 to June 2017. Prior to joining the Company, Mr. Cleary was President and Chief Executive Officer of MWI Veterinary Supply, Inc. from June 2002.
Mr. Cleary currently has an employment agreement, dated August 22, 2017, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. Mr. Cleary's employment agreement is substantially similar in form and substance to that of our named executive officers as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders, dated January 19, 2018. His current base salary is $575,000. Mr. Cleary will be eligible to receive a target cash bonus of 100% of his base salary based upon the achievement of specified performance goals for fiscal year 2019 in accordance with the provisions of the Company’s Annual Incentive Plan.
At the time of this report, the Company has not entered into any compensation arrangement with Mr. Cleary in connection with the announcement described above.
Item 9.01.       Financial Statements and Exhibits.

(d)  Exhibits

10.1	Employment Agreement, dated as of August 22, 2017, between AmerisourceBergen Corporation and James F. Cleary, Jr.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: November 13, 2018	By:	/s/ John G. Chou
	Name:	John G. Chou
	Title:	Executive Vice President and Chief Legal & Business Officer